SUMMARY PROSPECTUS
March 15, 2015

THE MERGER FUND®
INVESTOR CLASS SHARES (MERFX)
INSTITUTIONAL CLASS SHARES (MERIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information (SAI) and most recent reports to shareholders, online at www.mergerfund.com/filings.html. You can also get this information at no cost by calling the Fund’s transfer agent at (800) 343-8959 or by sending an e-mail request to operations@mergerfund.com. The Fund’s prospectus and SAI, each dated March 15, 2015, each as supplemented from time to time, are incorporated by reference into this summary prospectus.

Investment Objective:  The Merger Fund (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund:  The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor Class		Institutional Class
Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		0.18%		N/A

Interest and Dividend Expense on Securities Sold Short	0.29%		0.29%

Remaining Other Expenses	0.21%		0.15%

Total Other Expenses		0.50%		0.44%
Acquired Fund Fees and Expenses(1)		0.02%		0.02%
Total Annual Fund Operating Expenses Before Fee Waiver(2)		1.70%		1.46%
Fee Waiver(2)		(0.14)%		(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver(2)		1.56%		1.32%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)  The Fund’s contractual management fee rate is 1.00% of the Fund’s average daily net assets. The Adviser has agreed to reduce its management fee so that the management fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This fee waiver arrangement is expected to apply until April 30, 2016, except that it may be terminated at any time by the Fund’s Board of Trustees.

Example:

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the fee waiver described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$159	$522	$910	$1,997
Institutional Class Shares	$134	$448	$784	$1,734

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance.  During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies:

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment.  Because Westchester Capital Management, LLC (the “Adviser”) typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization.  The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).  To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.

In making merger-arbitrage investments for the Fund, the Adviser is guided by the following general considerations:

•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•
the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable.

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value (“NAV”) and performance, including the following:

Merger-Arbitrage and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy.  Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Hedging Transactions Risk – The success of the Fund’s hedging strategy, if used, will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Derivatives Risk – Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Debt Securities Risk – Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Debt securities may be difficult to value during such periods. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline.  Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates.  Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline.   Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities.  Lower rated issuers are more likely to default and their securities could become worthless.  Below-investment-grade securities are also subject to greater price volatility than investment grade securities.  In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Short Selling Risk – Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.

Options Risk – The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised.  When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  In addition, the Fund may earn premiums from writing call options.  For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for federal and state income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Market Risk – Investment markets can be volatile.  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk – Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  The bar chart shows changes in the Fund’s performance from year to year over a ten-year period for Investor Class shares and the table compares the average annual total returns of the Fund’s shares for the 1-, 5- and 10- year and since inception periods with those of the S&P 500 Index, a broad measure of market performance.  Institutional Class shares represent an investment in the same portfolio of securities as Investor Class shares.  Annual returns would differ only to the extent that Institutional Class shares do not have the same expenses as Investor Class shares.  Institutional Class shares are not subject to distribution and/or service (12b-1) fees.

Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser.  Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007.  The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.

Total return as of 12/31 for each year

During the ten-year period shown in the above chart, the highest quarterly return was 4.09% (for the quarter ended March 31, 2006) and the lowest quarterly return was -4.00% (for the quarter ended September 30, 2011). For a portion of the periods, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns

for the Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception (1/31/1989)
Investor Class Shares
Return Before Taxes	1.43%	2.74%	3.41%	6.60%
Return After Taxes on Distributions	0.01%	1.91%	2.40%	4.68%
Return After Taxes on Distributions and Sale of Fund Shares	1.04%	1.89%	2.37%	4.53%
Institutional Class Shares*
Return Before Taxes	1.63%	2.79%	3.44%	6.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%	10.13%

* Performance for Institutional Class shares prior to their inception (8/1/2013) is the historical performance of Investor Class shares, and has not been adjusted for the lower expenses applicable to Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares and after-tax returns for Institutional Class shares will vary.

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007.  Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares:

You may purchase or redeem shares on any business day. The Fund’s net asset value per share (“NAV”) is determined only on days when the New York Stock Exchange (“NYSE”) is open for regular trading.  Shares of the Fund may be purchased by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

*           In general, there is no minimum investment requirement for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.